CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowance for doubtful accounts	$ 15	$ 15
Ordinary shares, par value per share	$ 0.4	$ 0.4
Ordinary shares, shares authorized	32,500,000	32,500,000
Ordinary shares, shares outstanding	10,919,930	9,987,777
Ordinary shares, shares issued	10,919,930	9,987,777